UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2014

CLEARBRIDGE

SMALL CAP GROWTH FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term growth of capital.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Small Cap Growth Fund for the twelve-month reporting period ended October 31, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Effective October 1, 2013, the Fund is open for purchases and income exchanges only by existing Fund shareholders and relationships, with certain exceptions. For more information, please see the prospectus supplement dated March 1, 2014.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

November 28, 2014

II	ClearBridge Small Cap Growth Fund

Investment commentary

Economic review

Since the end of the Great Recession, the U.S. economy has expanded at a slower than usual pace, compared to recent history. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce’s revised figures, was 4.5% during the third quarter of 2013, its best reading since the fourth quarter of 2011. During the twelve months ended October 31, 2014 (the “reporting period”), the severe winter weather of January and February played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014. This was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending and nonresidential and residential fixed investment. Thankfully, this setback was very brief, as second quarter GDP growth was 4.6%, suggesting the recovery has some resilience and the economy continues to recover from the severe consequences of the Great Recession. The second quarter rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. After the reporting period ended, the Department of Commerce’s second estimate for third quarter GDP growth was 3.9%, driven by contributions from PCE, exports, nonresidential fixed investment and government spending.

The U.S. manufacturing sector continued to support the economy during the reporting period. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all twelve months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After readings of 57.0 and 56.5 in November and December 2013, respectively, the PMI fell to 51.3 in January 2014, its weakest reading since May 2013. PMI then generally rose over the next several months, reaching a high of 59.0 in August, its best reading since March 2011. While PMI dipped to 56.6 in September, it rose back to 59.0 in October.

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.0%. Unemployment generally declined throughout the reporting period and reached a low of 5.8% in October 2014, this represented the lowest level since July 2008.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also took steps to end its asset purchase program that was announced in December 2012. At that time, the Fed said it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities

ClearBridge Small Cap Growth Fund	III

Investment commentary (cont’d)

at a pace of $40 billion per month rather than $45 billion per month.” At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced further $10 billion tapering of its asset purchases. At its meeting that ended on October 29, 2014, the Fed announced that its asset purchase program had concluded. The Fed also said that it “currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

November 28, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	ClearBridge Small Cap Growth Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term growth of capital. The portfolio’s investment style emphasizes small-capitalization U.S. companies with what we believe to be strong growth potential. In conjunction with research resources at ClearBridge Investments, LLC, the Fund’s subadviser, we take a flexible approach designed to identify attractively valued securities. Some of the sought characteristics include:

•	Superior management teams, evidenced by experience, capital discipline and definable strategy

•	Strong growth prospects driven by product or service innovation

•	Durable barriers to competitive entry

•	Appropriate capital availability and leverage

We generally use a concentrated “bottom-up” approach for the Fund. We focus on individual security selection rather than allow macroeconomic considerations to strongly influence sector weights or individual security selection. We also use portfolio risk controls, limiting individual stock exposure and imposing explicit sector limits.

Under normal circumstances, the Fund invests at least 80% of net assets in equity securities of companies with small market capitalization and related investments. We use a growth-oriented investment style, that emphasizes small U.S. companies. The Fund may invest up to 20% of its net assets in equity securities of companies that are not considered small-capitalization companies. The Fund may invest up to 20% of its assets in non-convertible bonds, notes and debt, when we believe that their total return potential equals or exceeds the potential return of equity securities.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Major U.S. indices demonstrated resilience throughout the past year, rebounding from several short-lived sell-offs to repeatedly set new highs, especially among larger capitalization stocks. Monetary stimulus from the U.S. Federal Reserve Board (“Fed”)i in the form of quantitative easing and a continued zero-interest rate policy, combined with a steadily improving job market and solid corporate earnings drove markets during the year.

Equity markets got off to a sluggish start to the fiscal year and were eventually pulled into the “Polar Vortex” of extreme winter weather that severely reduced first-quarter business activity. Gross domestic product (“GDP”)ii growth contracted 2.1% during the quarter while volatility increased as Russia annexed Crimea, setting off a political confrontation with Ukraine. Despite these headwinds, stocks shrugged off a weak January and rallied to finish the first quarter meaningfully higher. Markets were likely soothed as Janet Yellen replaced Ben Bernanke as Fed Chair in what was a mostly seamless transition with no changes to its accommodative stance.

Stocks generally continued their advance through the second quarter, again paying little heed to geopolitical and global economic risks that included ongoing manufacturing weakness in China, escalating Ukraine tensions, and disarray in Iraq. Small cap growth stocks, however, declined 13% between early March and mid-May on a

ClearBridge Small Cap Growth Fund 2014 Annual Report	1

Fund overview (cont’d)

rotation out of higher multiple names before recovering to finish the quarter with moderate gains.

Tensions in the Middle East reached a boiling point in the third quarter as Islamic State in Iraq and Syria (“ISIS”), an insurgent jihadist group, took control of parts of Syria and Iraq, raising its profile and threat status with blatant acts of terrorism. The U.S. responded by commencing military airstrikes over the region. While large caps delivered solid returns in the third quarter with the S&P 500 Indexiii closing above 2,000 for the first time, riskier small caps suffered significant losses during the quarter, widening a year-to-date performance gap with larger companies to 12 percentage points.

The reporting period ended strongly, with small cap stocks bouncing back from a third-quarter correction with an 11% rally over the last two weeks of October. Equities suffered their worst sell-off of the year in September and early October due to a confluence of risks around global economic weakness, deflation and the Ebola virus. But robust third-quarter earnings, which grew by over 8% for S&P 500 companies according to Thomson Reuters, paired with stronger economic numbers in both the U.S. and Europe enabled the small cap Russell 2000 Indexiv to finish with an 8.1% return for the year ended October 31. The large cap S&P 500 Index generated a 17.3% annual return, while mid-caps, as measured by the Russell Midcap Indexv, gained 15.3% for the reporting period. While large cap indices closed at new highs, small caps finished the period 3% below their all-time high.

Q. How did we respond to these changing market conditions?

A. The small cap growth market experienced two corrections of 10% or more during the fiscal year and we used these sell-offs as well as other periods of transitory uncertainty to increase established positions or initiate new ones. While maintaining our strict fundamental-focused and research-driven bottom-up stock selection discipline, we added to great businesses where the stocks declined on what we think were temporary factors unrelated to company fundamentals. Simultaneously we established positions in over 20 new portfolio companies which we believe have outstanding long-term prospects and attractive valuations.

We also trimmed a number of existing positions, for risk management purposes, which had grown beyond our designated allocation, while we closed several positions entirely where the risk-reward relationship had changed and we felt we could better use the capital in other investment opportunities. Several positions were sold out of the Fund at a premium due to acquisitions, such as MICROS Systems and Susser Holdings, while others had appreciated out of the small capitalization range.

2	ClearBridge Small Cap Growth Fund 2014 Annual Report

Performance review

For the twelve months ended October 31, 2014, Class A shares of ClearBridge Small Cap Growth Fund, excluding sales charges, returned 4.59%. The Fund’s unmanaged benchmark, the Russell 2000 Growth Indexvi, returned 8.26% for the same period. The Lipper Small-Cap Growth Funds Category Average1 returned 5.73% over the same time frame.

Performance Snapshot as of October 31, 2014 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Small Cap Growth Fund:
Class 1[2]	6.86%	4.64%
Class A	6.80%	4.59%
Class B3	6.28%	3.52%
Class C	6.43%	3.81%
Class FI	6.81%	4.61%
Class R	6.65%	4.34%
Class I	6.98%	4.93%
Class IS	7.06%	5.06%
Russell 2000 Growth Index	6.90%	8.26%
Lipper Small-Cap Growth Funds Category Average[1]	5.34%	5.73%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2014, the gross total annual operating expense ratios Class 1, Class A, Class B, Class C, Class FI, Class R, Class I and Class IS shares were 1.28%, 1.24%, 2.26%, 1.97%, 1.28%, 1.47%, 0.90% and 0.79%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 547 funds for the six-month period and among the 521 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 27, 2007, Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date are permitted to continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

[3]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

ClearBridge Small Cap Growth Fund 2014 Annual Report	3

Fund overview (cont’d)

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.28% for Class A shares, 2.30% for Class B shares, 2.09% for Class C shares, 1.35% for Class FI shares, 1.60% for Class R shares and 1.05% for Class I shares. In addition, the total annual operating expenses for Class IS shares will not exceed those for Class I shares and the total annual operating expenses for Class 1 shares are not expected to exceed total annual fund operating expenses for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund produced positive returns in seven of the nine sectors in which it was invested over the period, with the greatest contributions to returns coming from the Information Technology (IT) and Industrials sectors. Relative to the benchmark Russell 2000 Growth Index, overall sector allocation was marginally positive for the period. In particular, underweights to the Energy and Consumer Discretionary sectors, which underperformed the benchmark, helped relative performance as did stock selection in the IT and Industrials sectors.

Leading stock contributors included positions in Pacira Pharmaceuticals in the Health Care1 sector, Verint Systems Inc., Trulia Inc. and Fortinet Inc. in the IT sector as well as Susser Holdings in the Consumer Staples sector.

Q. What were the leading detractors from performance?

A. Relative to the benchmark, overall stock selection detracted from performance for the year. In particular, the Fund’s stock selection in the Health Care, Energy and Consumer Discretionary sectors detracted from relative performance. An underweight to the Health Care sector, which outperformed the benchmark, also hurt performance.

On an individual stock basis, the leading detractors from performance for the period included our holdings in Lumber Liquidators Holdings Inc. in the Consumer Discretionary sector, Chart Industries in the Industrials sector, ServiceSource International in the IT sector, Geospace Technologies Corp. in the Energy Sector and Hanger in the Health Care sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were a number of Fund positions bought and sold over the course of the

[1]

Health Care consists of the following industries: Hospitals/Nursing Facilities, Pharmacy Services, Medical Wholesale Drug Distributors, Drug Delivery Systems, Medical Products/Instruments, Medical & Laboratory Testing, Healthcare Cost Containment and Scientific Instruments.

4	ClearBridge Small Cap Growth Fund 2014 Annual Report

period. The largest additions to the Fund’s portfolio were OSI Systems Inc., MTS Systems Corp. and Barracuda Networks Inc. in the IT sector, Monro Muffler Brake in the Consumer Discretionary sector and XPO Logistics Inc. in the Industrials sector. The largest positions closed during the period were Hanger in the Health Care sector, Susser Holdings in the Consumer Staples sector as well as ServiceSource International, MICROS Systems and LSI Corp in the IT sector.

Thank you for your investment in ClearBridge Small Cap Growth Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jeffrey J. Russell, CFA

Portfolio Manager

ClearBridge Investments, LLC

Aram E. Green

Portfolio Manager

ClearBridge Investments, LLC

November 18, 2014

RISKS: Investments in small- and medium capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies Investments in foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2014 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Fortinet Inc. (2.6%), Bally Technologies Inc. (2.5%), Medidata Solutions Inc. (2.3%), ICON PLC (2.2%), Trulia Inc. (2.2%), FEI Co. (2.2%), Lions Gate Entertainment Corp. (2.0%), Pacira Pharmaceuticals Inc. (1.9%), MAXIMUS Inc (1.9%) and SVB Financial Group (1.8%). Please refer to pages 12 through 16 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2014 were: Information Technology (38.6%), Health Care (15.8%), Industrials (13.6%), Consumer Discretionary (13.1%) and Financials (7.9%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no

ClearBridge Small Cap Growth Fund 2014 Annual Report	5

Fund overview (cont’d)

guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iv

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

[v]

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

vi

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

6	ClearBridge Small Cap Growth Fund 2014 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2014 and October 31, 2013. The Fund is actively managed. As a result the composition of the Fund’s investments is subject to change at any time.

ClearBridge Small Cap Growth Fund 2014 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2014 and held for the six months ended October 31, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	6.86%	$1,000.00	$1,068.60	1.19%	$6.20	Class 1	5.00%	$1,000.00	$1,019.21	1.19%	$6.06
Class A	6.80	1,000.00	1,068.00	1.28	6.67	Class A	5.00	1,000.00	1,018.75	1.28	6.51
Class B	6.28	1,000.00	1,062.80	2.26	11.75	Class B	5.00	1,000.00	1,013.81	2.26	11.47
Class C	6.43	1,000.00	1,064.30	2.01	10.46	Class C	5.00	1,000.00	1,015.07	2.01	10.21
Class FI	6.81	1,000.00	1,068.10	1.27	6.62	Class FI	5.00	1,000.00	1,018.80	1.27	6.46
Class R	6.65	1,000.00	1,066.50	1.55	8.07	Class R	5.00	1,000.00	1,017.39	1.55	7.88
Class I	6.98	1,000.00	1,069.80	0.95	4.96	Class I	5.00	1,000.00	1,020.42	0.95	4.84
Class IS	7.06	1,000.00	1,070.60	0.79	4.12	Class IS	5.00	1,000.00	1,021.22	0.79	4.02

8	ClearBridge Small Cap Growth Fund 2014 Annual Report

[1]	For the six months ended October 31, 2014.

[2]

Assumes the reinvestment of all distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

ClearBridge Small Cap Growth Fund 2014 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A	Class B	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 10/31/14	4.64%	4.59%	3.52%	3.81%	4.61%	4.34%	4.93%	5.06%
Five Years Ended 10/31/14	19.41	19.20	18.09	18.25	19.20	18.97	19.72	19.80
Ten Years Ended 10/31/14	N/A	9.99	9.17	9.05	N/A	N/A	10.45	N/A
Inception* through 10/31/14	9.69	—	—	—	9.23	8.89	10.45	11.81

With sales charges[2]	Class 1	Class A	Class B	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 10/31/14	4.64%	-1.41%	-1.48%	2.81%	4.61%	4.34%	4.93%	5.06%
Five Years Ended 10/31/14	19.41	17.79	17.99	18.25	19.20	18.97	19.72	19.80
Ten Years Ended 10/31/14	N/A	9.34	9.17	9.05	N/A	N/A	10.45	N/A
Inception* through 10/31/14	8.42	—	—	—	9.23	8.89	10.45	11.81

Cumulative total returns
Without sales charges[1]
Class 1 (Inception date of 3/2/07 through 10/31/14)	103.20%
Class A (10/31/04 through 10/31/14)	159.15
Class B (10/31/04 through 10/31/14)	140.40
Class C (10/31/04 through 10/31/14)	137.92
Class FI (Inception date of 12/20/07 through 10/31/14)	83.33
Class R (Inception date of 12/28/06 through 10/31/14)	95.08
Class I (Inception date of 11/1/04 through 10/31/14)	170.25
Class IS (Inception date of 8/4/08 through 10/31/14)	100.72

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Includes the effect of the 8.50% initial sales charge for periods prior to July 27, 2007 for Class 1 shares. Effective July 27, 2007, Class 1 shares were closed to all purchases and incoming exchanges. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class 1, A, B, C, FI, R, I and IS shares are March 2, 2007, July 1, 1998, July 1, 1998, July 1, 1998, December 20, 2007, December 28, 2006, November 1, 2004 and August 4, 2008, respectively.

10	ClearBridge Small Cap Growth Fund 2014 Annual Report

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of ClearBridge Small Cap Growth Fund vs. Russell 2000 Growth Index† — October 2004 - October 2014

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares on October 31, 2004, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2014. The hypothetical illustration also assumes a $10,000 investment in the Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, B and C shares’ performance indicated on this chart depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

ClearBridge Small Cap Growth Fund 2014 Annual Report	11

Schedule of investments

October 31, 2014

ClearBridge Small Cap Growth Fund

Security	Shares	Value
Common Stocks — 97.6%
Consumer Discretionary — 12.9%
Auto Components — 0.5%
Fox Factory Holding Corp.	1,032,853	$17,496,530	*
Distributors — 0.6%
Core-Mark Holding Co. Inc.	383,797	22,271,740
Hotels, Restaurants & Leisure — 4.6%
Bally Technologies Inc.	1,163,553	93,549,661 *
Buffalo Wild Wings Inc.	413,019	61,655,476 *
Noodles & Co.	839,920	19,175,374 *
Total Hotels, Restaurants & Leisure		174,380,511
Internet & Catalog Retail — 0.5%
RetailMeNot Inc.	891,972	18,784,930	*
Media — 2.0%
Lions Gate Entertainment Corp.	2,279,047	75,504,827
Specialty Retail — 4.7%
Hibbett Sports Inc.	1,201,515	54,536,766 *
Lumber Liquidators Holdings Inc.	964,243	51,847,346 *
Monro Muffler Inc.	922,165	49,280,498
Stage Stores Inc.	1,270,881	21,439,762
Total Specialty Retail		177,104,372
Total Consumer Discretionary		485,542,910
Consumer Staples — 3.2%
Food & Staples Retailing — 3.2%
Casey’s General Stores Inc.	784,217	64,203,846
Diplomat Pharmacy Inc.	457,134	9,828,381 *
Fresh Market Inc.	1,264,187	46,408,305 *
Total Consumer Staples		120,440,532
Energy — 2.6%
Energy Equipment & Services — 2.1%
Geospace Technologies Corp.	516,401	15,899,987 *
Newpark Resources Inc.	3,063,664	35,017,680 *
TETRA Technologies Inc.	3,082,674	29,377,883 *
Total Energy Equipment & Services		80,295,550
Oil, Gas & Consumable Fuels — 0.5%
Comstock Resources Inc.	1,414,187	16,743,974
Total Energy		97,039,524

See Notes to Financial Statements.

12	ClearBridge Small Cap Growth Fund 2014 Annual Report

ClearBridge Small Cap Growth Fund

Security	Shares	Value
Financials — 7.9%
Banks — 3.7%
Old National Bancorp	1,959,810	$28,515,236
SVB Financial Group	618,155	69,227,178 *
Western Alliance Bancorp	1,536,704	40,907,060 *
Total Banks		138,649,474
Capital Markets — 2.4%
Financial Engines Inc.	1,262,353	50,330,014
WisdomTree Investments Inc.	2,850,884	42,050,539 *
Total Capital Markets		92,380,553
Diversified Financial Services — 0.0%
Primus Guaranty Ltd.	1,122,337	291,808	*(a)
Insurance — 0.8%
American Equity Investment Life Holding Co.	1,115,197	28,783,235
Real Estate Management & Development — 1.0%
Jones Lang LaSalle Inc.	271,739	36,741,830
Total Financials		296,846,900
Health Care — 15.8%
Biotechnology — 0.8%
Acorda Therapeutics Inc.	891,926	31,056,863	*
Health Care Equipment & Supplies — 3.2%
Endologix Inc.	1,878,467	21,414,524 *
Insulet Corp.	1,580,574	68,233,380 *
Integra LifeSciences Holdings Corp.	601,814	30,758,713 *
Total Health Care Equipment & Supplies		120,406,617
Health Care Providers & Services — 1.5%
Accretive Health Inc.	1,928,961	13,888,519 *
Mednax Inc.	663,665	41,432,606 *
Total Health Care Providers & Services		55,321,125
Health Care Technology — 4.4%
athenahealth Inc.	509,718	62,440,455 *
Medidata Solutions Inc.	1,944,477	87,715,358 *
Vocera Communications Inc.	1,246,298	12,899,184 *
Total Health Care Technology		163,054,997
Life Sciences Tools & Services — 2.8%
ICON PLC	1,601,154	84,236,712 *
Luminex Corp.	1,167,877	22,189,663 *
Total Life Sciences Tools & Services		106,426,375

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2014 Annual Report	13

Schedule of investments (cont’d)

October 31, 2014

ClearBridge Small Cap Growth Fund

Security	Shares	Value
Pharmaceuticals — 3.1%
Auxilium Pharmaceuticals Inc.	1,391,855	$44,775,975 *
Pacira Pharmaceuticals Inc.	776,642	72,087,911 *
Total Pharmaceuticals		116,863,886
Total Health Care		593,129,863
Industrials — 13.6%
Aerospace & Defense — 1.6%
Orbital Sciences Corp.	2,269,068	59,676,488	*
Air Freight & Logistics — 1.2%
XPO Logistics Inc.	1,147,936	45,825,605	*
Building Products — 1.7%
Trex Co. Inc.	1,456,202	62,616,686	*
Commercial Services & Supplies — 1.4%
Copart Inc.	1,103,473	36,900,137 *
US Ecology Inc.	297,524	14,959,507
Total Commercial Services & Supplies		51,859,644
Construction & Engineering — 0.6%
Quanta Services Inc.	707,613	24,115,451	*
Electrical Equipment — 1.0%
Thermon Group Holdings Inc.	1,505,202	36,681,773	*
Machinery — 3.9%
Chart Industries Inc.	682,835	31,785,969 *
IDEX Corp.	702,280	52,607,795
Tennant Co.	833,861	61,480,571
Total Machinery		145,874,335
Professional Services — 0.3%
RPX Corp.	863,038	12,125,684	*
Trading Companies & Distributors — 1.9%
H&E Equipment Services Inc.	1,237,200	46,258,908
MSC Industrial Direct Co. Inc., Class A Shares	333,512	27,004,467
Total Trading Companies & Distributors		73,263,375
Total Industrials		512,039,041
Information Technology — 38.4%
Communications Equipment — 0.5%
Sonus Networks Inc.	5,842,277	20,272,701	*
Electronic Equipment, Instruments & Components — 4.5%
FEI Co.	959,564	80,872,054
MTS System Corp.	650,100	42,913,101
OSI Systems Inc.	617,674	43,780,733 *
Total Electronic Equipment, Instruments & Components		167,565,888

See Notes to Financial Statements.

14	ClearBridge Small Cap Growth Fund 2014 Annual Report

ClearBridge Small Cap Growth Fund

Security	Shares	Value
Internet Software & Services — 12.4%
comScore Inc.	1,243,006	$52,380,273 *
Cornerstone OnDemand Inc.	1,416,696	51,383,564 *
Cvent Inc.	664,937	17,248,466 *
E2open Inc.	1,071,354	6,256,707 *
Envestnet Inc.	926,509	41,155,530 *
GrubHub Inc.	620,731	22,569,779 *
LivePerson Inc.	3,611,187	52,001,093 *(a)
Marketo Inc.	1,720,191	55,510,563 *
MercadoLibre Inc.	399,627	54,409,216
OPOWER Inc.	827,273	15,023,278 *
Trulia Inc.	1,745,455	81,425,476 *
Wix.com Ltd.	532,677	9,050,182 *
XO Group Inc.	705,842	8,985,369 *
Total Internet Software & Services		467,399,496
IT Services — 3.7%
Cardtronics Inc.	1,755,069	67,377,099 *
MAXIMUS Inc.	1,478,224	71,634,735
Total IT Services		139,011,834
Semiconductors & Semiconductor Equipment — 2.3%
Integrated Device Technology Inc.	2,277,365	37,371,559 *
Monolithic Power Systems	768,199	33,946,714
Ultratech Inc	844,785	16,160,737 *
Total Semiconductors & Semiconductor Equipment		87,479,010
Software — 15.0%
Aspen Technology Inc.	1,655,787	61,148,214 *
Barracuda Networks Inc.	1,190,096	38,261,586 *
BroadSoft Inc.	1,197,133	27,414,346 *
Datastax	891,687	6,399,994 (b)(c)(d)
Fortinet Inc.	3,802,808	99,063,148 *
HubSpot Inc.	341,048	12,151,540 *
Imperva Inc.	1,265,834	51,861,219 *
Monotype Imaging Holdings Inc.	1,545,985	44,230,631
Qualys Inc.	1,112,110	35,676,489 *
Solarwinds Inc.	1,272,158	60,491,113 *
Tableau Software Inc., Class A Shares	634,538	52,406,494 *
Varonis Systems Inc.	491,833	9,580,907 *
Verint Systems Inc.	1,127,394	64,813,881	*
Total Software		563,499,562
Total Information Technology		1,445,228,491

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2014 Annual Report	15

Schedule of investments (cont’d)

October 31, 2014

ClearBridge Small Cap Growth Fund

Security			Shares	Value
Materials — 2.2%
Chemicals — 1.3%
Balchem Corp.			282,381	$18,270,051
Kraton Performance Polymers Inc.			743,739	13,305,491	*
Rockwood Holdings Inc.			237,828	18,291,351
Total Chemicals				49,866,893
Metals & Mining — 0.9%
Compass Minerals International Inc.			410,240	35,149,363
Total Materials				85,016,256
Utilities — 1.0%
Electric Utilities — 1.0%
ITC Holdings Corp.			931,046	36,878,732
Total Common Stocks (Cost — $2,931,244,066)				3,672,162,249
Preferred Stocks — 0.4%
Consumer Discretionary — 0.2%
Media — 0.2%
Turn Inc., Series E Shares			878,957	7,330,501	(b)(c)(d)
Information Technology — 0.2%
Software — 0.2%
AppDynamics Inc., Series E Shares			690,354	6,836,003	(b)(c)(d)
Total Preferred Stocks (Cost — $14,166,525)				14,166,504
Total Investments before Short-Term Investments (Cost — $2,945,410,591)				3,686,328,753

	Rate	Maturity Date	Face Amount
Short-Term Investments — 1.2%
Repurchase Agreements — 1.2%
Interest in $750,000,000 joint tri-party repurchase agreement dated 10/31/14 with RBS Securities Inc.; Proceeds at maturity — $42,711,187; (Fully collateralized by various U.S. government obligations, 0.125% to 2.625% due 1/15/15 to 2/15/40; Market value — $43,565,369) (Cost — $42,710,938)	0.070%	11/3/14	$42,710,938	42,710,938
Total Investments — 99.2% (Cost — $2,988,121,529#)				3,729,039,691
Other Assets in Excess of Liabilities — 0.8%				31,217,377
Total Net Assets — 100.0%				$3,760,257,068

*	Non-income producing security.

(a)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At October 31, 2014, the total market value of Affiliated Companies was $52,292,901, and the cost was $39,344,358 (See Note 8).

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(c)	Illiquid security (unaudited).

(d)	Restricted security (See Note 10).

#	Aggregate cost for federal income tax purposes is $2,988,876,059.

See Notes to Financial Statements.

16	ClearBridge Small Cap Growth Fund 2014 Annual Report

Statement of assets and liabilities

October 31, 2014

Assets:
Investments in unaffiliated securities, at value (Cost — $2,948,777,171)	$3,676,746,790
Investments in affiliated securities, at value (Cost — $39,344,358)	52,292,901
Cash	39,966,819
Receivable for securities sold	7,607,082
Receivable for Fund shares sold	3,933,726
Dividends and interest receivable	292,530
Prepaid expenses	132,378
Total Assets	3,780,972,226

Liabilities:
Payable for securities purchased	13,215,946
Payable for Fund shares repurchased	3,611,072
Investment management fee payable	2,199,822
Service and/or distribution fees payable	389,103
Trustees’ fees payable	24,198
Accrued expenses	1,275,017
Total Liabilities	20,715,158
Total Net Assets	$3,760,257,068

Net Assets:
Par value (Note 7)	$1,308
Paid-in capital in excess of par value	2,878,318,947
Accumulated net investment loss	(1,119,139)
Accumulated net realized gain on investments and written options	142,137,790
Net unrealized appreciation on investments	740,918,162
Total Net Assets	$3,760,257,068

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2014 Annual Report	17

Statement of assets and liabilities (cont’d)

October 31, 2014

Shares Outstanding:
Class 1	131,193
Class A	49,311,227
Class B	697,955
Class C	2,762,002
Class FI	599,653
Class R	3,794,176
Class I	55,012,198
Class IS	18,490,387

Net Asset Value:
Class 1 (and redemption price)	$28.51
Class A (and redemption price)	$28.11
Class B*	$23.36
Class C*	$23.84
Class FI (and redemption price)	$28.23
Class R (and redemption price)	$27.73
Class I (and redemption price)	$29.44
Class IS (and redemption price)	$29.57
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$29.82

*	Redemption price per share is NAV of Class B and Class C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

18	ClearBridge Small Cap Growth Fund 2014 Annual Report

Statement of operations

For the Year Ended October 31, 2014

Investment Income:
Dividends	$19,392,250
Interest	53,334
Less: Foreign taxes withheld	(70,523)
Total Investment Income	19,375,061

Expenses:
Investment management fee (Note 2)	26,538,426
Transfer agent fees (Note 5)	5,790,630
Service and/or distribution fees (Notes 2 and 5)	4,917,698
Trustees’ fees	286,637
Fund accounting fees	266,529
Registration fees	222,394
Shareholder reports	101,686
Audit and tax fees	48,225
Insurance	39,134
Legal fees	24,313
Custody fees	21,140
Miscellaneous expenses	21,035
Total Expenses	38,277,847
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(222,329)
Net Expenses	38,055,518
Net Investment Loss	(18,680,457)

Realized and Unrealized Gain (Loss) on Investments and Written Options (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions in unaffiliated securities	184,037,313
Investment transactions in affiliated securities	85,824
Written options	424,529
Net Realized Gain	184,547,666
Change in Net Unrealized Appreciation (Depreciation) From:
Unaffiliated Investments	(40,456,506)
Affiliated investments	13,787,628
Change in Net Unrealized Appreciation (Depreciation)	(26,668,878)
Net Gain on Investments and Written Options	157,878,788
Increase in Net Assets From Operations	$139,198,331

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2014 Annual Report	19

Statements of changes in net assets

For the Years Ended October 31,	2014	2013

Operations:
Net investment loss	$(18,680,457)	$(8,676,196)
Net realized gain	184,547,666	89,854,982
Change in net unrealized appreciation (depreciation)	(26,668,878)	524,002,680
Increase in Net Assets From Operations	139,198,331	605,181,466

Distributions to Shareholders From (Notes 1 and 6):
Net realized gains	(79,669,384)	(19,774,309)
Decrease in Net Assets From Distributions to Shareholders	(79,669,384)	(19,774,309)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	1,863,961,262	1,813,588,795
Reinvestment of distributions	67,923,868	18,184,358
Cost of shares repurchased	(1,161,739,901)	(438,658,110)
Increase in Net Assets From Fund Share Transactions	770,145,229	1,393,115,043
Increase in Net Assets	829,674,176	1,978,522,200

Net Assets:
Beginning of year	2,930,582,892	952,060,692
End of year*	$3,760,257,068	$2,930,582,892
*Includesaccumulated net investment loss of:	$(1,119,139)	$(4,824,366)

See Notes to Financial Statements.

20	ClearBridge Small Cap Growth Fund 2014 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class 1 Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$27.98	$20.28	$17.01	$15.89	$12.31

Income (loss) from operations:
Net investment loss	(0.17)	(0.11)	(0.08)	(0.14)	(0.11)
Net realized and unrealized gain	1.43	8.22	3.35	1.26	3.68
Proceeds from settlement of a regulatory matter	—	—	—	—	0.01
Total income from operations	1.26	8.11	3.27	1.12	3.58

Less distributions from:
Net realized gains	(0.73)	(0.41)	—	—	—
Total distributions	(0.73)	(0.41)	—	—	—

Net asset value, end of year	$28.51	$27.98	$20.28	$17.01	$15.89
Total return[2]	4.64%	40.82%	19.22%	7.05%	29.08%[3]

Net assets, end of year (000s)	$3,740	$4,155	$3,333	$3,260	$3,466

Ratios to average net assets:
Gross expenses	1.20%	1.28%	1.37%	1.40%	1.50%
Net expenses[4,5]	1.20	1.21 [6]	1.07 [6]	1.11 [6]	1.14 [6]
Net investment loss	(0.63)	(0.45)	(0.41)	(0.80)	(0.77)

Portfolio turnover rate	16%	27%	14%	24%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 29.00%. Class 1 received $2,285 related to this distribution.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed the total net annual operating expenses of Class A shares less the 12b-1 differential of 0.25% through December 31, 2012. Effective January 1, 2013, the total annual operating expenses for Class 1 shares are not to exceed those of Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2014 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2014		2013	2012	2011	2010

Net asset value, beginning of year	$27.61		$20.02	$16.84	$15.77	$12.25

Income (loss) from operations:
Net investment loss	(0.19)		(0.14)	(0.12)	(0.18)	(0.14)
Net realized and unrealized gain	1.42		8.14	3.30	1.25	3.66
Total income from operations	1.23		8.00	3.18	1.07	3.52

Less distributions from:
Net realized gains	(0.73)		(0.41)	—	—	—
Total distributions	(0.73)		(0.41)	—	—	—

Net asset value, end of year	$28.11		$27.61	$20.02	$16.84	$15.77
Total return[2]	4.59%		40.80%	18.88%	6.79%	28.73%

Net assets, end of year (000s)	$1,385,983		$1,281,477	$494,454	$447,192	$477,667

Ratios to average net assets:
Gross expenses	1.26%		1.24%	1.32%	1.36%	1.39%
Net expenses[3]	1.24	[4],5	1.24 [4]	1.32	1.36	1.39
Net investment loss	(0.68)		(0.60)	(0.65)	(1.04)	(1.02)

Portfolio turnover rate	16%		27%	14%	24%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]

As a result of an expense limitation arrangement, effective December 1, 2012, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.28%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[5]	Reflects fee waiver and/or expense reimbursements.

See Notes to Financial Statements.

22	ClearBridge Small Cap Growth Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class B Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$23.30	$17.13	$14.56	$13.77	$10.76

Income (loss) from operations:
Net investment loss	(0.38)	(0.29)	(0.28)	(0.31)	(0.25)
Net realized and unrealized gain	1.17	6.87	2.85	1.10	3.20
Proceeds from settlement of a regulatory matter	—	—	—	—	0.06
Total income from operations	0.79	6.58	2.57	0.79	3.01

Less distributions from:
Net realized gains	(0.73)	(0.41)	—	—	—
Total distributions	(0.73)	(0.41)	—	—	—

Net asset value, end of year	$23.36	$23.30	$17.13	$14.56	$13.77
Total return[2]	3.52%	39.37%	17.65%	5.74%	27.97%[3]

Net assets, end of year (000s)	$16,302	$24,746	$23,693	$27,660	$34,619

Ratios to average net assets:
Gross expenses	2.27%	2.26%	2.34%	2.34%	2.41%
Net expenses[4]	2.27 [5]	2.26 [5]	2.34	2.34	2.41
Net investment loss	(1.67)	(1.47)	(1.70)	(2.03)	(2.04)

Portfolio turnover rate	16%	27%	14%	24%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 27.42%. Class B received $160,429 related to this distribution.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]

As a result of an expense limitation arrangement, effective December 1, 2012, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class B shares did not exceed 2.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2014 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$23.70	$17.37	$14.73	$13.92	$10.90

Income (loss) from operations:
Net investment loss	(0.33)	(0.25)	(0.25)	(0.30)	(0.24)
Net realized and unrealized gain	1.20	6.99	2.89	1.11	3.25
Proceeds from settlement of a regulatory matter	—	—	—	—	0.01
Total income from operations	0.87	6.74	2.64	0.81	3.02

Less distributions from:
Net realized gains	(0.73)	(0.41)	—	—	—
Total distributions	(0.73)	(0.41)	—	—	—

Net asset value, end of year	$23.84	$23.70	$17.37	$14.73	$13.92
Total return[2]	3.81%	39.75%	17.92%	5.82%	27.71%[3]

Net assets, end of year (000s)	$65,841	$73,290	$46,347	$50,760	$56,585

Ratios to average net assets:
Gross expenses	1.99%	1.97%	2.17%	2.25%	2.30%
Net expenses[4]	1.99 [5]	1.97 [5]	2.17	2.25	2.30
Net investment loss	(1.41)	(1.25)	(1.53)	(1.94)	(1.92)

Portfolio turnover rate	16%	27%	14%	24%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 27.61%. Class C received $66,966 related to this distribution.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]

As a result of an expense limitation arrangement, effective December 1, 2012, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.09%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

See Notes to Financial Statements.

24	ClearBridge Small Cap Growth Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class FI Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$27.73	$20.11	$16.91	$15.84	$12.30

Income (loss) from operations:
Net investment loss	(0.20)	(0.14)	(0.12)	(0.18)	(0.13)
Net realized and unrealized gain	1.43	8.17	3.32	1.25	3.67
Total income from operations	1.23	8.03	3.20	1.07	3.54

Less distributions from:
Net realized gains	(0.73)	(0.41)	—	—	—
Total distributions	(0.73)	(0.41)	—	—	—

Net asset value, end of year	$28.23	$27.73	$20.11	$16.91	$15.84
Total return[2]	4.61%	40.72%	18.92%	6.76%	28.78%

Net assets, end of year (000s)	$16,925	$12,426	$5,675	$2,933	$1,785

Ratios to average net assets:
Gross expenses	1.26%	1.28%	1.40%	1.50%	1.44%
Net expenses[3,4,5]	1.26	1.27	1.34	1.34	1.34
Net investment loss	(0.73)	(0.61)	(0.64)	(1.02)	(0.95)

Portfolio turnover rate	16%	27%	14%	24%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2014 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class R Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$27.31	$19.85	$16.73	$15.69	$12.21

Income (loss) from operations:
Net investment loss	(0.26)	(0.20)	(0.15)	(0.21)	(0.15)
Net realized and unrealized gain	1.41	8.07	3.27	1.25	3.63
Total income from operations	1.15	7.87	3.12	1.04	3.48

Less distributions from:
Net realized gains	(0.73)	(0.41)	—	—	—
Total distributions	(0.73)	(0.41)	—	—	—

Net asset value, end of year	$27.73	$27.31	$19.85	$16.73	$15.69
Total return[2]	4.34%	40.49%	18.65%	6.63%	28.50%

Net assets, end of year (000s)	$105,205	$84,555	$23,562	$12,921	$10,759

Ratios to average net assets:
Gross expenses	1.51%	1.47%	1.54%	1.56%	1.50%
Net expenses[3,4]	1.50 [5]	1.46 [5]	1.53 [5]	1.52 [5]	1.50
Net investment loss	(0.95)	(0.87)	(0.80)	(1.21)	(1.11)

Portfolio turnover rate	16%	27%	14%	24%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	ClearBridge Small Cap Growth Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$28.79	$20.78	$17.40	$16.21	$12.53

Income (loss) from operations:
Net investment loss	(0.11)	(0.09)	(0.03)	(0.10)	(0.07)
Net realized and unrealized gain	1.49	8.51	3.41	1.29	3.75
Total income from operations	1.38	8.42	3.38	1.19	3.68

Less distributions from:
Net realized gains	(0.73)	(0.41)	—	—	—
Total distributions	(0.73)	(0.41)	—	—	—

Net asset value, end of year	$29.44	$28.79	$20.78	$17.40	$16.21
Total return[2]	4.93%	41.34%	19.43%	7.34%	29.37%

Net assets, end of year (000s)	$1,619,438	$1,184,864	$194,392	$78,316	$35,391

Ratios to average net assets:
Gross expenses	0.91%	0.90%	0.90%	0.85%	0.88%
Net expenses[3,4]	0.91	0.90	0.90	0.85	0.88
Net investment loss	(0.37)	(0.36)	(0.14)	(0.54)	(0.49)

Portfolio turnover rate	16%	27%	14%	24%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2014 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class IS Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$28.88	$20.83	$17.43	$16.23	$12.54

Income (loss) from operations:
Net investment loss	(0.08)	(0.02)	(0.03)	(0.09)	(0.06)
Net realized and unrealized gain	1.50	8.48	3.43	1.29	3.75
Total income from operations	1.42	8.46	3.40	1.20	3.69

Less distributions from:
Net realized gains	(0.73)	(0.41)	—	—	—
Total distributions	(0.73)	(0.41)	—	—	—

Net asset value, end of year	$29.57	$28.88	$20.83	$17.43	$16.23
Total return[2]	5.06%	41.43%	19.51%	7.39%	29.43%

Net assets, end of year (000s)	$546,823	$265,070	$160,605	$164,630	$167,680

Ratios to average net assets:
Gross expenses	0.78%	0.79%	0.80%	0.81%	0.81%
Net expenses[3,4]	0.78	0.79	0.80	0.81	0.81
Net investment loss	(0.27)	(0.07)	(0.14)	(0.50)	(0.44)

Portfolio turnover rate	16%	27%	14%	24%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]

As a result of an expense limitation arrangement, the total annual operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

See Notes to Financial Statements.

28	ClearBridge Small Cap Growth Fund 2014 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Small Cap Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Effective October 1, 2013, the Fund is open for purchases and incoming exchanges only by existing Fund shareholders and relationships, with certain exceptions. For more information, please see the prospectus supplement dated March 1, 2014.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of

ClearBridge Small Cap Growth Fund 2014 Annual Report	29

Notes to financial statements (cont’d)

Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

30	ClearBridge Small Cap Growth Fund 2014 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Information technology	$1,438,828,497	—	$6,399,994	$1,445,228,491
Other common stocks	2,226,933,758	—	—	2,226,933,758
Preferred stocks	—	—	14,166,504	14,166,504
Total long-term investments	$3,665,762,255	—	$20,566,498	$3,686,328,753
Short-term investments†	—	$42,710,938	—	42,710,938
Total investments	$3,665,762,255	$42,710,938	$20,566,498	$3,729,039,691

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security

ClearBridge Small Cap Growth Fund 2014 Annual Report	31

Notes to financial statements (cont’d)

purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

32	ClearBridge Small Cap Growth Fund 2014 Annual Report

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of October 31, 2014, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

ClearBridge Small Cap Growth Fund 2014 Annual Report	33

Notes to financial statements (cont’d)

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Accumulated Net Realized Gain	Paid-in Capital
(a)	—	$(19,579,476)	$19,579,476
(b)	$22,385,684	(22,385,684)	—

(a)	Reclassifications are due to a redemption in-kind.

(b)	Reclassifications are due to book/tax differences in the treatment of passive foreign investment companies and a tax net operating loss which offsets short-term capital gains for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays, ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class B, Class C, Class FI, Class R and Class I shares did not exceed 1.28%, 2.30%, 2.09%, 1.35%, 1.60% and 1.05%, respectively. In addition, total annual operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares and total annual fund operating expenses for Class 1 shares are not expected to exceed total annual fund operating expenses for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

During the year ended October 31, 2014, fees waived and/or expenses reimbursed amounted to $222,329.

The investment manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were

34	ClearBridge Small Cap Growth Fund 2014 Annual Report

earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2014, LMIS and its affiliates retained sales charges of $111,244 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2014, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C
CDSCs	$4,226	$5,705	$7,719

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$1,376,393,700
Sales	562,710,363

At October 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$919,030,476
Gross unrealized depreciation	(178,866,844)
Net unrealized appreciation	$740,163,632

ClearBridge Small Cap Growth Fund 2014 Annual Report	35

Notes to financial statements (cont’d)

During the year ended October 31, 2014, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of October 31, 2013	—	—
Options written	2,616	$424,528
Options closed	—	—
Options exercised	(802)	(202,100)
Options expired	(1,814)	(222,428)
Written options, outstanding as of October 31, 2014	—	—

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

At October 31, 2014, the Fund did not have any derivative instruments outstanding.

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2014. The table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Written options	$424,529

During the year ended October 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options†	$34,252

†	At October 31, 2014, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B, Class C, Class FI and Class R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, Class C and Class R shares calculated at the annual rate of 0.75%, 0.75% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

36	ClearBridge Small Cap Growth Fund 2014 Annual Report

For the year ended October 31, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class 1	—	$16,532
Class A	$3,463,341	3,207,755
Class B	207,652	101,524
Class C	705,540	148,620
Class FI	36,889	33,961
Class R	504,276	233,806
Class I	—	2,035,176
Class IS	—	13,256
Total	$4,917,698	$5,790,630

For the year ended October 31, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class 1	—
Class A	$211,575
Class B	—
Class C	—
Class FI	703
Class R	10,051
Class I	—
Class IS	—
Total	$222,329

6. Distributions to shareholders by class

	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Realized Gains:
Class 1	$105,938	$66,845
Class A	34,705,624	9,974,918
Class B	751,863	549,791
Class C	2,245,816	1,052,137
Class FI	307,892	118,150
Class R	2,371,989	677,944
Class I	31,881,271	4,173,264
Class IS	7,298,991	3,161,260
Total	$79,669,384	$19,774,309

7. Shares of beneficial interest

At October 31, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same

ClearBridge Small Cap Growth Fund 2014 Annual Report	37

Notes to financial statements (cont’d)

rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2014		Year Ended October 31, 2013
	Shares	Amount	Shares	Amount
Class 1
Shares sold	—	—	—	—
Shares issued on reinvestment	3,932	$106,002	3,371	$66,845
Shares repurchased	(21,225)	(594,316)	(19,270)	(433,494)
Net decrease	(17,293)	$(488,314)	(15,899)	$(366,649)

Class A
Shares sold	19,439,438	$539,012,287	30,061,584	$718,131,649
Shares issued on reinvestment	1,240,903	32,995,604	498,418	9,754,050
Shares repurchased	(17,784,061)	(485,256,346)	(8,844,403)	(209,046,364)
Net increase	2,896,280	$86,751,545	21,715,599	$518,839,335

Class B
Shares sold	8,658	$202,956	14,948	$296,644
Shares issued on reinvestment	33,686	750,870	32,825	546,869
Shares repurchased	(406,505)	(9,297,632)	(369,016)	(7,202,224)
Net decrease	(364,161)	$(8,343,806)	(321,243)	$(6,358,711)

Class C
Shares sold	436,209	$10,173,307	1,285,629	$26,618,870
Shares issued on reinvestment	83,273	1,890,282	56,725	959,225
Shares repurchased	(850,036)	(19,770,996)	(918,305)	(18,019,878)
Net increase (decrease)	(330,554)	$(7,707,407)	424,049	$9,558,217

Class FI
Shares sold	374,997	$10,317,179	247,791	$5,806,863
Shares issued on reinvestment	11,532	307,891	6,010	118,150
Shares repurchased	(235,056)	(6,506,014)	(87,902)	(2,097,100)
Net increase	151,473	$4,119,056	165,899	$3,827,913

Class R
Shares sold	1,546,875	$42,500,409	2,344,147	$53,210,151
Shares issued on reinvestment	86,360	2,270,420	34,239	664,235
Shares repurchased	(934,672)	(25,132,718)	(469,834)	(10,824,108)
Net increase	698,563	$19,638,111	1,908,552	$43,050,278

Class I
Shares sold	31,661,198	$917,531,898	37,283,861	$924,117,775
Shares issued on reinvestment	804,849	22,342,607	143,251	2,913,725
Shares repurchased	(18,612,808)	(530,344,716)	(5,622,954)	(141,247,868)
Net increase	13,853,239	$409,529,789	31,804,158	$785,783,632

38	ClearBridge Small Cap Growth Fund 2014 Annual Report

	Year Ended October 31, 2014		Year Ended October 31, 2013
	Shares	Amount	Shares	Amount
Class IS
Shares sold	12,022,770	$344,223,226	3,302,269	$85,406,843
Shares issued on reinvestment	260,595	7,260,192	155,040	3,161,259
Shares repurchased	(2,971,203)	(84,837,163)	(1,990,082)	(49,787,074)
Net increase	9,312,162	$266,646,255	1,467,227	$38,781,028

8. Transactions with affiliated companies

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended October 31, 2014:

	Affiliate Value at 10/31/13	Purchased		Sold		Dividend Income	Affiliate Value at 10/31/2014	Realized Gain/ Loss
Company		Cost	Shares/Par	Cost	Shares/Par
LivePerson Inc.	$34,087,264	—	—	$336,613	38,413	—	$52,001,093	$66,723
Primus Guaranty Ltd.	11,456,178	—	—	6,701,556	11,938	—	291,808	19,101
	$45,543,442	—	—	$7,038,169	50,351	—	$52,292,901	$85,824

9. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Distributions from:	Record Date	Payable Date	Class 1	Class A	Class B	Class C
Short-term capital gain	12/10/2014	12/11/2014	$0.16757	$0.16757	$0.16757	$0.16757
Long-term capital gain	12/10/2014	12/11/2014	$0.92855	$0.92855	$0.92855	$0.92855

Distributions from:	Record Date	Payable Date	Class FI	Class R	Class I	Class IS
Short-term capital gain	12/10/2014	12/11/2014	$0.16757	$0.16757	$0.16757	$0.16757
Long-term capital gain	12/10/2014	12/11/2014	$0.92855	$0.92855	$0.92855	$0.92855

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2014	2013
Distributions paid from:
Ordinary income	$4,103,785	—
Net long-term capital gains	75,565,599	$19,774,309
Total distributions paid	$79,669,384	$19,774,309

ClearBridge Small Cap Growth Fund 2014 Annual Report	39

Notes to financial statements (cont’d)

As of October 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$21,800,000
Undistributed long-term capital gains — net	120,800,512
Total undistributed earnings	$142,600,512
Other book/tax temporary differences(a)	(827,331)
Unrealized appreciation (depreciation)(b)	740,163,632
Total accumulated earnings (losses) — net	$881,936,813

(a)	Other book/tax temporary differences are attributable to the deferral of certain late year losses for tax purposes and differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

10. Restricted securities

The following Fund investments are restricted as to resale and, in the absence of readily ascertainable market values, are valued in good faith in accordance with procedures approved by the Board of Trustees.

Security	Number of Shares	Acquisition Date	Cost	Fair Value at 10/31/14	Value per Share	Percent of Net Assets	Distributions Received
Turn Inc., Series E Shares	878,957	12/13	$7,330,501	$7,330,501	$8.34	0.19%	—
AppDynamics Inc., Series E Shares	690,354	7/14	6,836,023	6,836,003	9.90	0.18	—
Datastax	891,687	8/14	6,399,994	6,399,994	7.17	0.17	—
			$20,566,518	$20,566,498		0.54%	—

11. Redemptions in-kind. The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended October 31, 2014, the Fund had redemptions-in-kind with total proceeds in the amount of $39,190,510. The net realized gains on these redemptions-in-kind amounted to $19,579,476, which will not be realized for tax purposes.

40	ClearBridge Small Cap Growth Fund 2014 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of ClearBridge Small Cap Growth Fund (the “Fund”), a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ClearBridge Small Cap Growth Fund as of October 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 19, 2014

ClearBridge Small Cap Growth Fund 2014 Annual Report	41

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Small Cap Growth Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

42	ClearBridge Small Cap Growth Fund

Independent Trustees cont’d
Althea L. Duersten[3]
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (1993 to 2011)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998; since 2000 and since 2013
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

ClearBridge Small Cap Growth Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (35 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

44	ClearBridge Small Cap Growth Fund

Interested Trustee and Officer:
Kenneth D. Fuller[4]
Year of birth	1958
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 173 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and
Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)
Number of funds in fund complex overseen by Trustee	161
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

ClearBridge Small Cap Growth Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

46	ClearBridge Small Cap Growth Fund

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Manager of Fund Administration at UBS Global Asset Management (prior to 2007)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Effective April 1, 2014, Ms. Duersten became a Trustee.

[4]	Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

ClearBridge Small Cap Growth Fund	47

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2014:

Record Date:	12/11/2013
Payable Date:	12/12/2013
Ordinary Income:
Qualified Dividend Income for Individuals	100.00%
Dividends Qualifying for the Dividends
Received Deduction for Corporations	100.00%
Long-Term Capital Gain Dividend	$0.688670

Please retain this information for your records.

48	ClearBridge Small Cap Growth Fund

ClearBridge

Small Cap Growth Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten*

Kenneth D. Fuller

President

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

*	Effective April 1, 2014, Mrs. Duersten became a Trustee.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

ClearBridge Small Cap Growth Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Small Cap Growth Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926. (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Small Cap Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010732 12/14 SR14-2364

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Andrew L. Breech possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Andrew L. Breech as the Audit Committee’s financial expert. Andrew L. Breech is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2013 and October 31, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $342,952 in 2013 and $352,765 in 2014

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $29,411 in 2013 and $7,255 in 2014. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $83,650 in 2013 and $41,360 in 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2013 and 2014; Tax Fees were 100% and 100% for 2013 and 2014; and Other Fees were 100% and 100% for 2013 and 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $9,150 in 2014.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	December 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	December 23, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 23, 2014